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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:     NOVEMBER 22, 2004

DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 22, 2004

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                    1-12929                    36-4135495
   (State or other        (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                      Identification Number)
    incorporation)

                       1100 COMMSCOPE PLACE, SE
                             P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
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     CommScope, Inc. ("CommScope") permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended ("Rule 10b5-1"), provided that such plans comply with CommScope's applicable guidelines and insider trading policies.

     On November 22, 2004, Brian D. Garrett, President and Chief Operating Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Garrett authorized the sale of up to 187,241 shares of CommScope common stock owned by Mr. Garrett, which may include up to 175,241 shares issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through November 2005 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

     On November 22, 2004, Jearld L. Leonhardt, Executive Vice President and Chief Financial Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Leonhardt authorized the sale of up to 130,659 shares of CommScope common stock owned by Mr. Leonhardt, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through November 2005 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

     On November 22, 2004, William R. Gooden, Senior Vice President and Controller of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Gooden authorized the sale of up to 68,389 shares of CommScope common stock owned by Mr. Gooden, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through November 2005 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

     On November 22, 2004, Frank B. Wyatt, II, Senior Vice President, General Counsel and Secretary of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Wyatt authorized the sale of up to 62,613 shares of CommScope common stock owned by Mr. Wyatt, which may include up to 56,298 shares issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through November 2005 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission as required.

     Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Mr. Garrett, Mr. Leonhardt, Mr. Gooden, Mr. Wyatt or the stock trading plan of any other officer or director.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 22, 2004

                                      COMMSCOPE, INC.


                                      By: /s/ Frank M. Drendel
                                         --------------------------------
                                         Name:  Frank M. Drendel
                                         Title: Chief Executive Officer